As filed with the Securities and Exchange Commission on June 16, 2017.

Registration No. 333-218237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Hilton Grand Vacations Inc.

(Exact name of registrant as specified in its charter)

Delaware	7011	81-2545345
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

6355 MetroWest Boulevard, Suite 180

Orlando, FL 32835

Tel: (407) 613-3100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Charles R. Corbin

Executive Vice President, General Counsel and Secretary

Hilton Grand Vacations Inc.

6355 MetroWest Boulevard, Suite 180

Orlando, FL 32835

Tel: (407) 613-3100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Alexander J. Park Womble Carlyle Sandridge & Rice, LLP 1200 19th Street, N.W. Washington, DC 20036 Tel: (202) 467-6900	Joshua Ford Bonnie Edgar J. Lewandowski Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001 Tel: (202) 636-5500

Approximate date of commencement of the proposed sale of the securities to the public: From time to time after the Registration Statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒  Registration No. 333-218237

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Post-Effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-1 (File No. 222-218237) (the “Registration Statement”) of Hilton Grand Vacations Inc. is being filed solely to file the following exhibits to the Registration Statement: (a) Exhibit 1.1 (Underwriting Agreement); and (b) Exhibit 23.1 (Consent of Ernst & Young LLP). This Amendment does not modify any other part of the Registration Statement. In accordance with Rule 462(d) under the Securities Act of 1933, as amended, this Amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

2.1	Distribution Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 17, 2017).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 17, 2017).

5.1	Opinion of Womble Carlyle Sandridge & Rice, LLP.**

10.1	Employee Matters Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.2	Tax Matters Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.3	Master Transition Services Agreement between Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.4(a)	Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.4(b)	2017 Declaration of Amendment to Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-37794) filed on March 24, 2017).***

10.5	Indemnification Agreement entered into between Hilton Grand Vacations Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.6	Registration Rights Agreement, dated as of October 24, 2016, among Hilton Grand Vacations Inc. and the other parties thereto (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.7	Receivables Loan Agreement, dated as of May 9, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the persons from time to time party thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents, and Deutsche Bank Securities, Inc., as administrative agent and structuring agent (incorporated by reference to Exhibit 10.7 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

10.8	Amendment No. 1 to Receivables Loan Agreement, effective as of July 25, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Montage Funding, LLC, as a conduit lender, Deutsche Bank Securities, Inc., as administrative agent, and Bank of America, N.A., as assignee (incorporated by reference to Exhibit 10.8 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

Exhibit No.	Description

10.9	Omnibus Amendment No. 2 to Receivables Loan Agreement, Amendment No. 1 to Sale and Contribution Agreement and Consent to Custody Agreement, effective as of October 25, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services, LLC, as servicer, Hilton Resorts Corporation, as seller, Wells Fargo Bank, National Association, as custodian, the financial institutions signatory thereto, as managing agents, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.9 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

10.10	Amendment No. 3 to Receivables Loan Agreement, effective as of December 5, 2014, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Bank of America, N.A., as a committed lender and a managing agent, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to Hilton Worldwide Holdings Inc.’s Current Report on Form 8-K (File No. 001-36243) filed on December 8, 2014).

10.11	Omnibus Amendment No. 4 to Receivables Loan Agreement and Amendment No. 2 to Sale and Contribution Agreement, effective as of August 18, 2016, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the financial institutions signatory thereto, as managing agents, the financial institutions signatory thereto as committed lenders and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on September 16, 2016).

10.12	Hilton Grand Vacations Inc. 2017 Stock Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.13	Hilton Resorts Corporation 2017 Executive Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.14	Offer Letter, dated July 6, 2016, with James E. Mikolaichik (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on September 16, 2016). ***

10.15	Amendment No. 5 to Receivables Loan Agreement, effective as of October 4, 2016, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Bank of America, N.A., as a committed lender and a managing agent, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on October 25, 2016).

10.16	License Agreement, by and among Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.17	Registration Rights Agreement, dated as of October 24, 2016, among Hilton Grand Vacations Inc. and HNA Tourism Group Co., Ltd. (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.18	Stockholders Agreement, dated as of October 24, 2016, by and among Hilton Grand Vacations, Inc., HNA Tourism Group Co., Ltd. and HNA Group Co., Ltd. (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.19	Stockholders Agreement, dated as of January 2, 2017, among Hilton Grand Vacations Inc. and the other parties thereto (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

Exhibit No.	Description

10.20	Stockholders Agreement, dated as of January 2, 2017 by and among Hilton Worldwide Holdings Inc., Hilton Grand Vacations Inc., and the Blackstone Holders (as defined therein) (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.21	Indenture, dated as of October 24, 2016, among Hilton Grand Vacations Borrower LLC, as the issuer, Hilton Grand Vacations Borrower Inc., as the co-issuer, the guarantors from time to time party thereto, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 10.21 of the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 23, 2016).

10.22	Form of First Supplemental Indenture, dated as of November 29, 2016 among Hilton Grand Vacations Borrower LLC, as issuer, Hilton Grand Vacations Borrower Inc., as co-issuer, the guarantors party to thereto from time to time and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 10.23 of the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 23, 2016).

10.23	Credit Agreement, dated as of December 28, 2016 among Hilton Grand Vacations Parent LLC, as parent, Hilton Grand Vacations Borrower LLC, as the borrower, the other guarantors party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent, collateral agent, swing line lender and l/c issuer and the other lenders party thereto from time to time (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.24	Employment Letter Agreement, dated April 17, 2017, between Mark D. Wang and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.25	Severance Agreement, dated April 17, 2017, between Mark D. Wang and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.26	Severance Agreement, dated April 17, 2017, between James E. Mikolaichik and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.27	Severance Agreement, dated April 17, 2017, between Stan R. Soroka and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.28	Severance Agreement, dated April 17, 2017, between Barbara L. Hollkamp and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.31	Hilton Grand Vacations 2017 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-218056) filed on May 17, 2017).

10.32(a)	Form of 2017 Restricted Stock Unit Award Agreement Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 15, 2017).***

10.32(b)	Form of Performance Share Agreement (Converted Award – 2014 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(c)	Form of Restricted Stock Unit Agreement (Converted Award – 2014 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(c) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(d)	Form of Restricted Stock Unit Agreement (Converted Award – 2015 Grant) (Performance-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(d) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

Exhibit No.	Description

10.32(e)	Form of Restricted Stock Unit Agreement (Converted Award – 2015 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(e) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(f)	Form of Restricted Stock Unit Agreement (Converted Award – 2016 Grant) (Performance-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(f) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(g)	Form of Restricted Stock Unit Agreement (Converted Award – 2016 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(g) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.33(a)	Form of Non-Qualified Stock Option Agreement Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 15, 2017).***

10.33(b)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2014 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.33(c)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2015 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(c) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.33(d)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2016 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(d) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.34(a)	Form of Restricted Stock Agreement (Converted Award – 2015 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.15(a) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.34(b)	Form of Restricted Stock Agreement (Converted Award – 2016 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.15(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.35	Form of Restricted Stock Unit Award Agreement Under Hilton Grand Vacations 2017 Stock Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

11.1	Statement regarding computation of earnings per share (incorporated by reference to Exhibit 11.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).

21.1	Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K (File No. 001-37794) filed on March 2, 2017).

23.1	Consent of Ernst & Young LLP.*

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included as part of Exhibit 5.1).**

24.1	Power of Attorney.**

*	Filed herewith.
**	Previously filed.
***	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Orlando, Florida, on the 16th day of June, 2017.

HILTON GRAND VACATIONS INC.

By:	/s/ Mark D. Wang
Name:	Mark. D. Wang
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of June, 2017.

Signature	Title

/s/ Mark D. Wang	President and Chief Executive Officer
Mark D. Wang	and Director (principal executive officer)

/s/ James E. Mikolaichik	Executive Vice President and Chief Financial Officer
James E. Mikolaichik	(principal financial officer)

/s/ Allen J. Klingsick	Senior Vice President and Chief Accounting Officer
Allen J. Klingsick	(principal accounting officer)

*	Chairman of the Board of Directors
Leonard A. Potter

*	Director
Brenda J. Bacon

*	Director
Kenneth A. Caplan

*	Director
David W. Johnson

*	Director
Mark H. Lazarus

*	Director
Pamela H. Patsley

*	Director
Paul W. Whetsell

*By: /s/ Mark D. Wang
Mark D. Wang Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

2.1	Distribution Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 17, 2017).

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 17, 2017).

5.1	Opinion of Womble Carlyle Sandridge & Rice, LLP.**

10.1	Employee Matters Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.2	Tax Matters Agreement among Hilton Worldwide Holdings Inc., Park Hotels & Resorts Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.3	Master Transition Services Agreement between Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.4(a)	Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.4(b)	2017 Declaration of Amendment to Hilton Grand Vacations Inc. 2017 Omnibus Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-37794) filed on March 24, 2017).***

10.5	Indemnification Agreement entered into between Hilton Grand Vacations Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.6	Registration Rights Agreement, dated as of October 24, 2016, among Hilton Grand Vacations Inc. and the other parties thereto (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.7	Receivables Loan Agreement, dated as of May 9, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the persons from time to time party thereto as conduit lenders, the financial institutions from time to time party thereto as committed lenders, the financial institutions from time to time party thereto as managing agents, and Deutsche Bank Securities, Inc., as administrative agent and structuring agent (incorporated by reference to Exhibit 10.7 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

10.8	Amendment No. 1 to Receivables Loan Agreement, effective as of July 25, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Montage Funding, LLC, as a conduit lender, Deutsche Bank Securities, Inc., as administrative agent, and Bank of America, N.A., as assignee (incorporated by reference to Exhibit 10.8 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

10.9	Omnibus Amendment No. 2 to Receivables Loan Agreement, Amendment No. 1 to Sale and Contribution Agreement and Consent to Custody Agreement, effective as of October 25, 2013, among Hilton Grand Vacations Trust I LLC, as borrower, Grand Vacations Services, LLC, as servicer, Hilton Resorts Corporation, as seller, Wells Fargo Bank, National Association, as custodian, the financial institutions signatory thereto, as managing agents, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.9 to Hilton Worldwide Holdings Inc.’s Registration Statement on Form S-1 (No. 333-191110)).

Exhibit No.	Description

10.10	Amendment No. 3 to Receivables Loan Agreement, effective as of December 5, 2014, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Bank of America, N.A., as a committed lender and a managing agent, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to Hilton Worldwide Holdings Inc.’s Current Report on Form 8-K (File No. 001-36243) filed on December 8, 2014).

10.11	Omnibus Amendment No. 4 to Receivables Loan Agreement and Amendment No. 2 to Sale and Contribution Agreement, effective as of August 18, 2016, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, the financial institutions signatory thereto, as managing agents, the financial institutions signatory thereto as committed lenders and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on September 16, 2016).

10.12	Hilton Grand Vacations Inc. 2017 Stock Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.13	Hilton Resorts Corporation 2017 Executive Deferred Compensation Plan (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).***

10.14	Offer Letter, dated July 6, 2016, with James E. Mikolaichik (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on September 16, 2016). ***

10.15	Amendment No. 5 to Receivables Loan Agreement, effective as of October 4, 2016, among Hilton Grand Vacations Trust I LLC, as borrower, Wells Fargo Bank, National Association, as paying agent and securities intermediary, Deutsche Bank AG, New York Branch, as a committed lender and a managing agent, Bank of America, N.A., as a committed lender and a managing agent, and Deutsche Bank Securities, Inc., as administrative agent (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on October 25, 2016).

10.16	License Agreement, by and among Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.17	Registration Rights Agreement, dated as of October 24, 2016, among Hilton Grand Vacations Inc. and HNA Tourism Group Co., Ltd. (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.18	Stockholders Agreement, dated as of October 24, 2016, by and among Hilton Grand Vacations, Inc., HNA Tourism Group Co., Ltd. and HNA Group Co., Ltd. (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 14, 2016).

10.19	Stockholders Agreement, dated as of January 2, 2017, among Hilton Grand Vacations Inc. and the other parties thereto (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.20	Stockholders Agreement, dated as of January 2, 2017 by and among Hilton Worldwide Holdings Inc., Hilton Grand Vacations Inc., and the Blackstone Holders (as defined therein) (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.21	Indenture, dated as of October 24, 2016, among Hilton Grand Vacations Borrower LLC, as the issuer, Hilton Grand Vacations Borrower Inc., as the co-issuer, the guarantors from time to time party thereto, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 10.21 of the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 23, 2016).

Exhibit No.	Description

10.22	Form of First Supplemental Indenture, dated as of November 29, 2016 among Hilton Grand Vacations Borrower LLC, as issuer, Hilton Grand Vacations Borrower Inc., as co-issuer, the guarantors party to thereto from time to time and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 10.23 of the Company’s Registration Statement on Form 10-12B/A (File No. 001-37794) filed on November 23, 2016).

10.23	Credit Agreement, dated as of December 28, 2016 among Hilton Grand Vacations Parent LLC, as parent, Hilton Grand Vacations Borrower LLC, as the borrower, the other guarantors party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent, collateral agent, swing line lender and l/c issuer and the other lenders party thereto from time to time (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on January 4, 2017).

10.24	Employment Letter Agreement, dated April 17, 2017, between Mark D. Wang and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.25	Severance Agreement, dated April 17, 2017, between Mark D. Wang and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.26	Severance Agreement, dated April 17, 2017, between James E. Mikolaichik and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.27	Severance Agreement, dated April 17, 2017, between Stan R. Soroka and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.28	Severance Agreement, dated April 17, 2017, between Barbara L. Hollkamp and Hilton Grand Vacations Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on April 17, 2017).***

10.31	Hilton Grand Vacations 2017 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-218056) filed on May 17, 2017).

10.32(a)	Form of 2017 Restricted Stock Unit Award Agreement Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 15, 2017).***

10.32(b)	Form of Performance Share Agreement (Converted Award – 2014 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(c)	Form of Restricted Stock Unit Agreement (Converted Award – 2014 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(c) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(d)	Form of Restricted Stock Unit Agreement (Converted Award – 2015 Grant) (Performance-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(d) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(e)	Form of Restricted Stock Unit Agreement (Converted Award – 2015 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(e) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(f)	Form of Restricted Stock Unit Agreement (Converted Award – 2016 Grant) (Performance-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(f) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.32(g)	Form of Restricted Stock Unit Agreement (Converted Award – 2016 Grant) (Time-Based) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13(g) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

Exhibit No.	Description

10.33(a)	Form of Non-Qualified Stock Option Agreement Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-37794) filed on March 15, 2017).***

10.33(b)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2014 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.33(c)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2015 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(c) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.33(d)	Form of Non-Qualified Stock Option Agreement (Converted Award – 2016 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.14(d) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.34(a)	Form of Restricted Stock Agreement (Converted Award – 2015 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.15(a) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.34(b)	Form of Restricted Stock Agreement (Converted Award – 2016 Grant) Under Hilton Grand Vacations 2017 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.15(b) to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

10.35	Form of Restricted Stock Unit Award Agreement Under Hilton Grand Vacations 2017 Stock Plan for Non-Employee Directors (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).***

11.1	Statement regarding computation of earnings per share (incorporated by reference to Exhibit 11.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37794) filed on May 4, 2017).

21.1	Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K (File No. 001-37794) filed on March 2, 2017).

23.1	Consent of Ernst & Young LLP.*

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included as part of Exhibit 5.1).**

24.1	Power of Attorney.**

*	Filed herewith.
**	Previously filed.
***	Denotes management contract or compensatory plan or arrangement.